Exhibit B-5


PROXY                                                                      PROXY
                              ALABAMA POWER COMPANY

    The undersigned hereby appoints Elmer B. Harris, William E. Zales, Jr. and Wayne Boston, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting to be held on December 14, 2000 all the shares of preferred stock of Alabama Power Company (the "Company") which the undersigned is entitled to vote at the Special Meeting, or any adjournment(s) or postponement(s) thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the Proxy will be voted FOR Item 1.

    Indicate your vote by an (X). The Board of Directors  recommends  voting FOR
Item 1.

Item 1.

    To amend the Company's Charter to provide to the holders of Preferred Stock the right to vote at all elections of directors of the Company, with each share of $100 Preferred Stock and each share of 1988 Auction Preferred Stock entitled to two-fifths vote, each share of $25 Preferred Stock entitled to one-tenth vote and each share of 1993 Auction Preferred Stock entitled to 400 votes, voting with the Company's Common Stock as a single class. Such voting rights shall be in addition to any special voting rights that holders of Preferred Stock currently have in accordance with state law and provisions of the Charter.

        [ ] FOR               [ ] AGAINST             [ ] ABSTAIN

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Please check box if you plan to attend the Special Meeting. [ ]

                            SIGNATURE(S) OF OWNER(S)

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------

Dated:                                                                    , 2000
      --------------------------------------------------------------------

Name(s):
       -------------------------------------------------------------------------
                                (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (Include Zip Code)

DAYTIME Area Code and Telephone No.:
                                    --------------------------------------------

Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.

To be Filled Out if Applicable:

    Name of Beneficial Holder:
                              --------------------------------------------------

    Beneficial Holder's Address:
                                ------------------------------------------------

    Daytime Area Code and Telephone No.:
                                        ----------------------------------------

    Name of Broker Dealer(s):
                             ---------------------------------------------------

    -- Account Numbers:
                       ---------------------------------------------------------

    -- DTC No.:
               -----------------------------------------------------------------

                                   SUBSTITUTE
                                    FORM W-9

                           DEPARTMENT OF THE TREASURY
                            INTERNAL REVENUE SERVICE

                          PAYER'S REQUEST FOR TAXPAYER
                          IDENTIFICATION NUMBER ("TIN")
                               AND CERTIFICATION

Part 1 - PLEASE PROVIDE YOUR TIN IN THE           Social Security Number OR
BOX AT RIGHT AND CERTIFY BY SIGNING               Employer Identification TIN OR
AND DATING BELOW.                                 "APPLIED FOR"



Name (Please Print)                               Part 2 -
                   --------------------           Exempt from Backup Withholding
Address                                           [ ]
       --------------------------------
City                      State
    --------------------       --------
Zip Code
        ----------------


Part 3 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.

SIGNATURE
         --------------------------------------------------------

DATE                    , 2000
    --------------------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

SIGNATURE                                          Date:                  , 2000
         -----------------------------------            ------------------


                          SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if the check for the Special Cash Payment is to be issued in the name of someone other than the abovesigned.

Issue check to:

Name
    --------------------------------------------------
                       (PLEASE PRINT)

Address
       -----------------------------------------------

------------------------------------------------------
                     (INCLUDE ZIP CODE)

------------------------------------------------------
                  (TAXPAYER IDENTIFICATION OR
                    SOCIAL SECURITY NUMBER)


                         SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check for the Special Cash Payment is to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).


Mail check to:

Name
     --------------------------------------------
                    (PLEASE PRINT)

Address
       -------------------------------------------

--------------------------------------------------
                  (INCLUDE ZIP CODE)

                              ALABAMA POWER COMPANY

                             SOLICITING DEALER FEES

    Pursuant to the terms of the Proxy Statement dated November 7, 2000, for shares voted FOR the Proposed Amendment, if the Proposed Amendment is approved and adopted, the Company will pay a soliciting dealer fee of an amount equal to 0.50% of the par value or stated capital, as applicable, per share of the 4.20% Series, 4.52% Series, 4.60% Series, 4.64% Series, 4.72% Series, 4.92% Series, 5.20% Series and 5.83% Series; provided, however, with respect to transactions for beneficial owners whose ownership equals or exceeds 2,500 shares of any such series, the Company will not pay a soliciting dealer fee. No such fee shall be payable to a Soliciting Dealer (as defined in the Proxy Statement) with respect to the vote of shares by a holder unless the Proxy accompanying the vote designates such Soliciting Dealer. However, Soliciting Dealers will not be entitled to a soliciting dealer fee for shares beneficially owned by such broker or dealer.

    The  undersigned  represents  that the  Soliciting  Dealer who solicited and
obtained   this   vote   FOR  the   Proposed   Amendment   is:

Name of Firm:
             -------------------------------------------------------------------
                                  Please Print

Name of Individual Broker or Financial Consultant:
                                                  ------------------------------

Telephone Number of Broker or Financial Consultant:
                                                   -----------------------------

Identification Number (if known):
                                 -----------------------------------------------

Address:
        ------------------------------------------------------------------------

    The acceptance of compensation by such broker or dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Proxy Statement; (c) in soliciting votes of shares it has used no solicitation materials other than those furnished by Alabama Power Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    The payment of compensation to any broker or dealer is dependent on such broker or dealer returning a Notice of Solicited Proxies to the Information Agent.

                              ALABAMA POWER COMPANY

                      PROXY FORM FOR DTC PARTICIPANTS ONLY

    The undersigned hereby appoints Elmer B. Harris, William E. Zales, Jr. and Wayne Boston, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting of shareholders to be held on December 14, 2000 all the shares of preferred stock of Alabama Power Company (the "Company") which the undersigned is entitled to vote at the Special Meeting or any adjournments or postponements thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, the proxy will be voted FOR Item 1.

    Indicate your vote below. The Board of Directors  recommends voting FOR Item
1.

Item 1.

    To amend the Company's Charter to provide to the holders of Preferred Stock the right to vote at all elections of directors of the Company, with each share of $100 Preferred Stock and each share of 1988 Auction Preferred Stock entitled to two-fifths vote, each share of $25 Preferred Stock entitled to one-tenth vote and each share of 1993 Auction Preferred Stock entitled to 400 votes, voting with the Company's Common Stock as a single class. Such voting rights shall be in addition to any special voting rights that holders of Preferred Stock currently have in accordance with state law and provisions of the Charter.

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Indicate Share Amounts in the Boxes Below:

--------------------------------------------------------------------------------
  CUSIP #             Series          FOR       AGAINST        ABSTAIN
--------------------------------------------------------------------------------
010392207       4.20%
--------------------------------------------------------------------------------
010392306       4.52%
--------------------------------------------------------------------------------
010392405       4.60%
--------------------------------------------------------------------------------
010392504       4.64%
--------------------------------------------------------------------------------
010392603       4.72%
--------------------------------------------------------------------------------
010392702       4.92%
--------------------------------------------------------------------------------
010392595       5.20%
--------------------------------------------------------------------------------
010392611       5.83%
--------------------------------------------------------------------------------
010392736       1988 Auction
--------------------------------------------------------------------------------
010392686       1993 Auction
--------------------------------------------------------------------------------

ATTENTION ALL DTC PARTICIPANTS: Please use this proxy form for voting on any and all issues. Do NOT use the beneficial owner proxy form.

Date:                                    Medallion Stamp:
    ---------------------------------                    -----------------------
DTC Participant Name:                    Authorized Signature:
                     ----------------                         ------------------
DTC Participant Number:                  Print Name:
                       --------------               ----------------------------
Name of Firm:                            Telephone Number:
             ------------------------                     ----------------------
Address:
       ------------------------------

       ------------------------------